UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2012
(September 20, 2012)

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
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               (Commission File Number)    (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported, on September 14, 2012, PLX Technology, Inc. (the “Company” or “PLX”) entered into an Asset Purchase Agreement with Aquantia Corp. (the “Purchaser”) pursuant to which the Company had agreed to sell the physical layer 10GBase-T integrated circuit family of products (“the Products”) and certain assets exclusively related to the Products to the Purchaser (the "Transaction"), subject to the satisfaction of certain customary closing conditions.  On September 20, 2012, we completed the Transaction and received the proceeds of $2 million in cash.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2012 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2012 and June 30, 2011 and the fiscal years ended December 31, 2011 and 2010, in each case giving effect to the Transaction, are filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

(d) Exhibits

Exhibit Number    Description
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10.1
Asset Purchase Agreement, dated as of September 14, 2012, by and between Aquantia Corp., as Purchaser and PLX Technology, Inc., as Seller.  The schedules and certain exhibits to the agreement, as set forth in the agreement, have not been filed herewith.  The Company agrees to furnish supplementally a copy of any omitted schedules or exhibit to the Securities and Exchange Commission upon request.

99.1
Unaudited pro forma condensed consolidated balance sheet of PLX Technology, Inc. as of June 30, 2012; unaudited pro forma condensed consolidated statement of operations PLX Technology, Inc. for the six months ended June 30, 2012 and June 30, 2011 and the fiscal years ended December 31, 2011 and 2010; and noted related thereto.

Additional Information

These materials are for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer with respect to the acquisition of the Company will only be made through the prospectus, which is part of the registration statement on Form S-4, which contains an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer, as well as the Tender Offer Statement on Schedule TO (collectively, and as amended and supplemented from time to time, the “Exchange Offer Materials”), each initially filed with the U.S. Securities and Exchange Commission (the “SEC”) by Integrated Device Technology, Inc. (“IDT”) on May 22, 2012. The registration statement has not yet become effective. In addition, the Company filed with the SEC on May 22, 2012 a solicitation/recommendation statement on Schedule 14D-9 (as amended and supplemented from time to time, the “Schedule 14D-9”) with respect to the exchange offer. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions because these documents contain important information relating to the exchange offer and related transactions. Investors and security holders may obtain a free copy of these documents, as filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or the Company, at the SEC’s website at www.sec.gov. In addition, such materials will be available from IDT or the Company, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:    /s/ ARTHUR WHIPPLE
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        Arthur Whipple
        Chief Financial Officer

Dated:  September 26, 2012

EXHIBIT INDEX

Exhibit Number    Description
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10.1
Asset Purchase Agreement, dated as of September 14, 2012, by and between Aquantia Corp., as Purchaser and PLX Technology, Inc., as Seller.  The schedules and certain exhibits to the agreement, as set forth in the agreement, have not been filed herewith.  The Company agrees to furnish supplementally a copy of any omitted schedules or exhibit to the Securities and Exchange Commission upon request.

99.1
Unaudited pro forma condensed consolidated balance sheet of PLX Technology, Inc. as of June 30, 2012; unaudited pro forma condensed consolidated statement of operations PLX Technology, Inc. for the six months ended June 30, 2012 and June 30, 2011 and the fiscal years ended December 31, 2011 and 2010; and noted related thereto.